Deferred Revenue (Details) - Schedule of the following table includes estimated revenue expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied at the end of the reporting period - ZAR (R)
R in Thousands
	Dec. 31, 2021	Dec. 31, 2020
Schedule of the following table includes estimated revenue expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied at the end of the reporting period [Abstract]
Maturities analysis – within one year	R 161,110	R 152,965
Maturities analysis – within two to four years	81,055	50,296
Maturities analysis – over four years	4,600	5,521
Maturities analysis – Present value of amounts received in advance	R 246,765	R 208,782